UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 30, 2023
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into Material Definitive Agreement.

On November 30, 2023, Rocket Mortgage, LLC (the “Company”), a Michigan limited liability company and indirect subsidiary of Rocket Companies, Inc., as a seller, One Reverse Mortgage, LLC (“ORM”), a Delaware limited liability company and indirect subsidiary of the Company, as a seller, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS”), as the Buyer, entered into Amendment No. 2 to Second Amended and Restated Master Repurchase Agreement (“MRA Amendment”) and the related Amendment No. 3 to Pricing Letter, which extended the expiration date of the existing Second Amended and Restated Master Repurchase Agreement, dated as of November 4, 2022 by and between UBS, as Buyer, the Company, as a seller and ORM as a seller (as amended by Amendment No. 1 dated as of December 1, 2022) (the “UBS Master Repurchase Agreement”), from November 30, 2023 to November 27, 2024 and effectuated certain other technical changes to the UBS Master Repurchase Agreement.

The foregoing description of the MRA Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the MRA Amendment, a copy of which will be filed with the annual report on Form 10-K of Rocket Companies, Inc. for the period ending December 31, 2023.

Following the execution of the MRA Amendment and the related Amendment No. 3 to Pricing Letter, as of November 30, 2023, the total funding capacity of the Company, including pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, was $24.3 billion. This figure compares with $24.1 billion and $25.5 billion as of September 30, 2023 and December 31, 2022, respectively.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2023

ROCKET COMPANIES, INC.

By:	/s/ Tina V. John
Name:	Tina V. John
Title:	General Counsel and Secretary